Exhibit 32.1




                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Current Report on Form 8-K of American Ammunition, Inc. (Company) on Form 8-K (Report), as filed with the Securities and Exchange Commission on the date hereof. I, Andres F. Fernandez, Chief Executive Officer and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Bidville, Inc.








/s/ Andres F. Fernandez
---------------------------------------
Andres F. Fernandez
Chief Executive Officer (or equivalent thereof)
Chief Financial Officer (or equivalent thereof)

Dated: February 10, 2004